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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


                                   ----------

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                January 27, 1997

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                                   TEXACO INC.
             (Exact name of registrant as specified in its charter)



           Delaware                       1-27                  74-1383447
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
         incorporation)                 Number)           Identification Number)



      2000 Westchester Avenue,                                   10650
      White Plains, New York                                   (Zip Code)
(Address of principal executive offices)

                                 (914) 253-4000

              (Registrant's telephone number, including area code)

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


Item 5. Other Events
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Officer's  Certificate  and Other  Information  Related to $150 million of 7.09%
Guaranteed Notes Due 2007.

On January 27, 1997 certain officers of Texaco Capital Inc., a wholly-owned subsidiary of the Registrant, executed an Officers' Certificate in accordance with Section 2.02 of the Indenture dated as of August 24, 1984, as supplemented and restated by the First Supplemental Indenture dated as of January 31, 1990, and as further amended by the First Supplement to the First Supplemental Indenture dated as of October 11, 1990, (as so supplemented and amended, and as further amended by the Trust Indenture Reform Act of 1990 (P.L. 101-550), the "Indenture"), among Texaco Capital Inc., as Issuer, Texaco Inc., as Guarantor, and The Chase Manhattan Bank, as Trustee. Said Officers' Certificate established the terms and provisions of a series of securities designated 7.09% Guaranteed Notes Due 2007, as more particularly set forth in the Officers' Certificates dated January 27, 1997, a copy of which is attached hereto as Exhibit 99.1 and made a part hereof.

In this connection on January 27, 1997, Texaco Inc. issued a press release entitled "Texaco Announces Public Issuance of $150 Million in 10-Year Debt Securities," a copy of which is attached hereto as Exhibit 99.2 and made a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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(c)      Exhibits

         23          Consent of Arthur Andersen LLP

         99.1 Officers' Certificate of Texaco Capital Inc. dated January 27, 1997 relating to $150 Million of 7.09% Guaranteed Notes Due 2007.

         99.2 Copy of press release issued by Texaco Inc. dated January 27, 1997, entitled "Texaco Announces Public Issuance of $150 Million in 10-Year Debt Securities."



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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                               TEXACO INC.
                                                           ---------------------
                                                              (Registrant)





                                                       By:      R. E. KOCH
                                                           ---------------------
                                                           (Assistant Secretary)





Date:  January 28,1997
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                                  EXHIBIT INDEX
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EXHIBIT                         EXHIBIT DESCRIPTION
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23       Consent of Arthur Andersen LLP

99.1 Officers' Certificate of Texaco Capital Inc. dated January 27, 1997 relating to $150 Million of 7.09% Guaranteed Notes Due 2007.

99.2 Copy of press release issued by Texaco Inc. dated January 27, 1997, entitled "Texaco Announces Public Issuance of $150 Million in 10-Year Debt Securities."